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                                                                    EXHIBIT 10.1


                               September 2, 1998
                              ("Effective Date")


ERC Industries, Inc.
1441 Park Ten Blvd.
Houston, Texas  77084

RE: $22,000,000.00 Revolving Line of Credit from John Wood Group PLC ("PLC") to ERC Industries, Inc., ("Borrower")

Gentlemen:

     PLC is pleased to make available a $22,000,000.00 revolving line of credit (the "Revolving Line of Credit") for loans subject to the terms and conditions stated herein (as the same may be amended, renewed, extended, supplemented or restated from time to time, this "Letter Agreement" or "Agreement").

     NOW THEREFORE, in consideration of the above stated premises, PLC and Borrower hereby agree as follows:

                             TERMS AND CONDITIONS

                         SECTION 1 - THE LINE OF CREDIT

Section 1.l  REVOLVING LINE OF CREDIT

A. Advances: PLC agrees to make advances (an "Advance" or "Advances") to Borrower, upon request of Borrower from time to time from the Effective Date to but not including September 2, 1999 not to exceed at any one time outstanding $22,000,000.00, Borrower having the right to borrow, repay and reborrow. Advances shall be used for the purpose of meeting the working capital requirements and general corporate purposes of Borrower. Advances shall be evidenced by, and made as provided in a promissory note of even date herewith executed by Borrower and delivered to PLC ("Note"), a copy of which is attached hereto as Exhibit "A" and made a part hereof for all purposes (the "Note" as used in this Agreement, shall include without limitation, any and
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    all renewals, extensions, modifications, rearrangements, replacements thereof and substitutions therefor).

B.  MAXIMUM AMOUNT:

    The maximum amount which will be available to Borrower under the Revolving Line of Credit is $22,000,000.00 ("Maximum Amount"), which in determining whether any amounts are available under the Revolving Line of Credit, PLC will deduct from the Maximum Amount, the amount of all unpaid Advances (the outstanding principal balance on the Note).

Section 1.2 REQUIRED PAYDOWNS. If the outstanding principal balance of the Note at any time exceeds the Maximum Amount then in effect, Borrower shall make a paydown on the Note in an amount sufficient to reduce the unpaid balance on the Note to an amount that is not greater than the Maximum Amount. Such paydown shall be accompanied by: (a) all accrued and unpaid interest on the amount prepaid; and (b) any prepayment charge required by the Note and shall be due immediately on the outstanding principal balance exceeding the Maximum Amount.

Section 1.3 INTEREST RATE, TERMS AND FEES: Advances under the Note shall bear interest at the rates of interest as determined in accordance with the terms of the Note. Principal and interest on each Advance shall be made as more particularly described in the Note.

Section 1.4 MATURITY: The Revolving Line of Credit shall expire: (i) on September 2, 1999; or (ii) such earlier date resulting from acceleration as defined in Section 5 hereof.

Section 1.5 COLLATERAL: Borrower ratifies and confirms that its obligations under the Revolving Line of Credit, the Note, are secured by a security interest of first priority in Borrower's accounts receivables and inventory as evidenced by a Security Agreement dated February 26, 1991 executed by Borrower and Chase Bank of Texas, National Association as amended by First Amendment dated as of February 26, 1991 and as subsequently assigned to PLC (as further amended, supplemented or replaced from time to time, the "Security Agreement"). References to the Credit Agreement and Note in the Security Agreement shall mean this Agreement and the Note referenced herein. The Agreement, the Security Agreement and the Note and each and every other written document, instrument and agreement related to the Revolving Line of Credit (together with any and all renewals, extensions, modifications, supplements, amendments and replacements thereof) that may be required to be executed and delivered by Borrower to PLC shall hereinafter be called the "Loan Documents".

Section 1.6 NEGATIVE PLEDGE: Borrower will not create or permit to exist any lien upon any of its property now owned or hereafter acquired, or acquire any property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other property, except: (a) liens, not for borrowed money, arising in the ordinary course of business; (b) liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) liens in effect on the date hereof and disclosed to PLC in writing, so long as neither the indebtedness secured thereby nor the property covered thereby increases; (d) liens in
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favor of PLC, or otherwise approved in writing by PLC; (e) liens resulting from the leasing of equipment; and (f) purchase money liens not to exceed $300,000.00 in the aggregate per year, arising in the ordinary course of business. Notwithstanding anything to the contrary herein, Borrower will not permit any Lien on any accounts receivable or inventory that secures the Loans unless PLC shall provide Borrower with PLC's prior written consent.

                        SECTION 2 - CONDITIONS PRECEDENT

Section 2.1 CONDITIONS PRECEDENT: PLC shall be under no obligation to make any Advance until the Borrower has executed and delivered, in form and substance satisfactory to PLC, the following documents: (i) this Agreement; (ii) the Note,
(iii) the Security Agreement and (iv) any document, certificate or instrument that PLC may reasonably require to consider the request.

                   SECTION 3 - REPRESENTATION AND WARRANTIES

     To induce PLC to enter into this Agreement and to made Advances, Borrower represents and warrants that on the date hereof and on the date of each request for an Advance and on the date of making an Advance and at all times during the term of this Agreement:

Section 3.1 ORGANIZATION, DUE EXECUTION, AND ENFORCEABILITY: Borrower is and shall remain duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all the power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; the execution of the Loan Documents by Borrower has been duly authorized and does not contravene the articles of incorporation or, by-laws of Borrower, and will not result in the breach of, or constitute a default under any agreement, judgment, order or decree binding upon Borrower, and the Loan Documents executed by Borrower are legally binding obligations of Borrower, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws;

Section 3.2 ACCURATE INFORMATION: The information in the financial statements and other information provided, or to be provided to PLC by Borrower is true, correct and accurate in all material respects as of the date provided and shall be true and correct in all material respects on the date that any Advance is made;

Section 3.3 NO DEFAULTS: No event of Default (as defined hereinafter) or default exists under this Agreement or under any of the other Loan Documents and no default exists under any other agreement material to the financial condition of Borrower or is continuing:

Section 3.4 NO LITIGATION, ETC.: Borrower is not subject to any order, judgment or litigation which could materially and adversely affect its respective financial condition, business affairs or operations:
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Section 3.5  PAYMENT OF TAXES:  Borrower has paid all its taxes due and owing including without limitation employment taxes, except for those for which extensions have been obtained and those being contested in good faith and for which adequate reserves have been established;

Section 3.6 COMPLIANCE, GOVERNMENTAL REQUIREMENTS AND PERMITS: Borrower is not subject to any governmental order, any administrative or judicial order or judgment that could materially and adversely affect its financial condition, business affairs or operations of its business. Borrower has no material contingent liability with respect to compliance with laws, rules and regulations applicable to Borrower; and

Section 3.7 REGULATION U; None of the proceeds of any Advance shall be used for the purpose of purchasing or carrying directly or indirectly, any margin stock or for any other purpose which would make any credit provided by PLC to Borrower hereunder a purpose credit within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

                              SECTION 4 - COVENANTS

     Borrower covenants and agrees that so long as any amounts remain unpaid under the Note or any amounts are owing under the other Loan documents it shall:

Section 4.1 FINANCIAL STATEMENTS AND FINANCIAL COVENANTS: ensure that financial statements and financial covenants comply with the financial covenants and other covenants described, and calculated as set forth, in Exhibit "B". Unless otherwise provided on Exhibit "B", all such amounts and ratios will be calculated: (a) on the basis of United States GAAP for the Borrower; and (b) on a consolidated basis. Compliance with the requirements of Exhibit "B" will be determined as of the dates of the financial statements to be provided to PLC;

Section 4.2 REPRESENTATION AND WARRANTIES: ensure that each of the representations and warranties of Borrower contained herein shall be true and correct when given and when deemed given hereunder and notify PLC immediately should any representation or warranty become untrue or misleading;

Section 4.3 NOTIFICATION OF CORPORATE AND OTHER CHANGES: notify PLC in writing at least 30 days prior to any date that Borrower changes its name or the location of its principal place of business or the location of its books and records, and notify PLC immediately if Borrower becomes a party to any merger or consolidation or if there is a change or modification to its business or legal structure; and

Section 4.4 COMPLIANCE: at all times comply with applicable laws, rules, regulations, ordinances and Executive Orders.

                   SECTION 5 - EVENTS OF DEFAULT AND REMEDIES

     If any of the following events ("Events of Default") shall occur, then PLC may do any or all of the following: (1) declare the Note to be, and thereupon the principal balance of the Note shall forthwith become, immediately due and payable, together with all accrued and unpaid
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interest thereon and all fees and all other obligations and indebtedness of
Borrower under the Loan Documents, without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to Borrower, terminate the revolving Line of Credit and refuse to consider requests for Advances, (3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by PLC to Borrower; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise;

(a) Borrower shall fail to pay any principal of or interest on the Note or any other obligation under any Application or under any other Loan Document as and when due; or

(b) Borrower shall fail to pay at maturity, or within any applicable period of grace, any principal or interest on any other borrowed money obligation or shall fail to observe or perform any material term, covenant or agreement contained in any agreement or obligation by which it is bound: or

(c) Any representation or warranty made in connection with any Loan Document shall prove to have been incorrect, false or misleading to any material extent; or

(d) Default shall occur in the punctual and complete performance of any covenant contained in any Loan Document; or

(e) Final judgment for the payment of money shall be rendered against Borrower and the same shall remain undischarged for a period of 60 days during which execution shall not be effectively stayed; or

(f) Any order shall be entered in any proceeding against Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 60 days; or

(g) Borrower shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against Borrower and Borrower, by act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of Borrower or granting relief to Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 60 days; or process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 60 days after its issue or levy; or

(h) Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid.

                           SECTION 6 - MISCELLANEOUS

Section 6.1 AMENDMENTS AND WAIVERS: No failure to exercise and no delay on the part of PLC in exercising any power or right in connection herewith or under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such
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right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any or further exercise thereof or the exercise of any other power or right. No course of dealing between Borrower and PLC shall operate as a waiver of any provision of this Agreement or any other Loan Document nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Section 6.2 EXPENSES: Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement shall be consummated, Borrower agrees to pay on demand all reasonable expenses in connection with recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of any of the indebtedness evidenced by the Note. The obligations of Borrower under this and the following section shall survive the termination of this Agreement.

Section 6.3 USURY: It is the intent of Borrower and of PLC in the execution and performance of this Agreement and any other Loan Document to contract in strict compliance with the usury laws of the State of Texas and as applicable, the United States of America. Borrower and PLC agree that none of the terms and provisions contained in the Agreement or any other Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the maximum nonusurious rate of interest permitted to be charged by applicable Federal or Texas law (whichever shall permit the higher lawful rate) from the time in effect ("Highest Lawful Rate"). At all times, if any, that Chapter One of the Texas Credit Code shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" as defined in that Chapter. The provisions of this paragraph shall control over all other provisions of this Agreement and all other Loan Documents which may be in apparent conflict herewith. In the event PLC shall collect moneys which are deemed to constitute interest in excess of the legal rate, such moneys shall be immediately returned to the payor thereof (or, at the option of PLC, credited against the unpaid principal of the Note) upon such determination.

Section 6.4 SURVIVAL: All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents shall survive the execution and delivery of the Loan Documents; shall not be affected by any investigation made by PLC, and shall bind Borrower and successors, trustee, receivers and assigns of Borrower and inure to the benefit of the successors and assigns of PLC; provided that the undertaking of PLC hereunder to consider making Advances to Borrower shall not inure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of this Agreement shall be until the final maturity of the Note and the full and final payment of all amounts due under the Note and the Loan Documents.

Section 6.5 DOCUMENTARY MATTERS: This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument. The headings and captions appearing in the Loan Documents have been included solely for convenience and shall not be considered in
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construing the Loan Documents. The Loan Documents embody the entire agreement between Borrower and PLC and supersede all prior proposals, agreements and understandings. If any provision of any Loan Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

Section 6.6 GOVERNING LAW: THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE THE LAWS OF THE UNITED STATES OF AMERICA.

Section 6.7 NO ORAL AGREEMENTS: THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.01(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  Sincerely Yours,

                                  JOHN WOOD GROUP PLC



                                  By:
                                     -------------------------
                                  Name:
                                       -----------------------
                                  Title:
                                        ----------------------

Acknowledged and agreed to this    day of November, 1998 but effective as of the
Effective Date, by:



"BORROWER"

ERC INDUSTRIES, INC.


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

EXHIBITS:

A  Promissory Note
B  Financial Covenants and Compliance Certificate